Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Edge Data Solutions, Inc. (the “Registrant”) on Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission (the “Report”), I, Paul Manos, Interim CFO and Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: March 31, 2022

/s/ Paul Manos
Paul Manos, CFO
Principal Financial Officer